UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 30, 2004

CHARLES RIVER ASSOCIATES INCORPORATED
(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                            Results of Operations and Financial Condition.

On September 30, 2004 we issued a press release reporting our financial results for our fiscal quarter ended September 3, 2004.  A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.  In addition, on September 30, 2004 we held a conference call to discuss our financial results for our fiscal quarter ended September 3, 2004.  A copy of the transcript from this call is set forth as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Item 2.02 of this report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Number	Title

99.1	September 30, 2004 press release

99.2	Transcript of September 30, 2004 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED

Dated: October 6, 2004	By:	/s/ James C. Burrows
James C. Burrows
President and Chief Executive Officer

Exhibit Index

Number	Title

99.1	September 30, 2004 press release

99.2	Transcript of September 30, 2004 conference call